UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-22018
Nuveen Multi-Currency Short-Term Government Income Fund

(Exact name of registrant as specified in charter)
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606

(Address of principal executive offices) (Zip code)
Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606

(Name and address of agent for service)
Registrant’s telephone number, including area code: (312) 917-7700
Date of fiscal year end: December 31
Date of reporting period: December 31, 2009
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS

Closed-End Funds

Nuveen Investments Closed-End Funds High Current Income and Gains from an Enhanced Global Debt Strategy

Annual Report December 31, 2009

Nuveen Global Government Enhanced Income Fund JGG	Nuveen Multi-Currency Short-Term Government Income Fund JGT

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NUVEEN
Investments

Chairman’s
Letter to Shareholders

Dear Shareholder,

The financial markets in which your Fund operates continue to reflect the larger economic crosscurrents. The illiquidity that infected global credit markets over the last year continues to recede but there is concern about the impact of a reduction in official liquidity support programs. The major institutions that are the linchpin of the international financial system have strengthened their capital structures, but many still struggle with losses in their various portfolios. Global trends include increasing trade and concern about the ability of the U.S. government to address its substantial budgetary deficits.

While the fixed-income and equity markets have recovered from the lows recorded in late 2008 and early 2009, identifying those developments that will define the future is never easy, and rarely is it more difficult than at present. A fundamental component of a successful investment program is a commitment to remain focused on long-term investment goals even during periods of heightened market uncertainty. Another component is to re-evaluate investment disciplines and tactics and to confirm their validity following periods of extreme volatility and market dislocation, such as we have recently experienced. Your Board carried out an intensive review of investment performance with these objectives in mind during April and May of 2009 as part of the annual management contract renewal process. I encourage you to read the description of this process in the Annual Investment Management Agreement Approval Process section of this report. Confirming the appropriateness of a long term investment strategy is as important for our shareholders as it is for our professional investment managers. For that reason, I again encourage you to remain in communication with your financial consultant on this subject.

On behalf of the other members of your Fund’s Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board and Lead Independent Director
February 22, 2010

Nuveen Investments	3

Portfolio Manager’s Comments

Nuveen Global Government Enhanced Income Fund (JGG)

Nuveen Multi-Currency Short-Term Government Income Fund (JGT)

These Funds are managed by Nuveen Asset Management (NAM), a wholly-owned subsidiary of Nuveen Investments. NAM’s taxable fixed-income team has worked together since 2000, with senior professionals averaging over 16 years of investment experience. The team, which has managed both Funds since their inceptions, is led by Andrew Stenwall, who is responsible for developing and administering the Funds’ portfolio strategies. Mr. Stenwall, who has 20 years of industry experience, has been a Managing Director of NAM since August 2004. Here Andrew discusses general economic and market conditions, his management strategy and the performance of the Fund during the twelve-month period ending December 31, 2009.

What were the general market conditions during the twelve-month reporting period ending December 31, 2009?

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

The general market conditions during the past twelve months were among the most fluctuating and challenging on record. The financial crisis that began to accelerate in the last half of 2008 was in full force by the first quarter of 2009. For the first time since the 1930s, the United States, United Kingdom, Germany and Japan experienced recessions simultaneously.

In response, the U.S. government enacted a $787 billion economic stimulus plan early in 2009, and provided additional funds for large financial institutions under the Troubled Asset Relief Program (TARP) started in 2008. The Federal Reserve (Fed) maintained a fed funds target range of zero to 0.25%, its lowest level in history. In addition, the Fed announced in March that it would buy $300 billion in long-term U.S. Treasury securities in an effort to support private credit markets and up to an additional $750 billion (for a total of $1.25 trillion) in agency mortgage-backed securities to bolster the housing market. The government also took steps to prevent the collapse of the American auto industry.

By the second quarter of 2009, some positive signals began to emerge. Most major banks seemed to have raised sufficient capital to survive in the downturn, with several of them even appearing to thrive. Domestic equity markets, as measured by the Standard & Poor’s (S&P) 500 Stock Index, rocketed up from the lows experienced in March. Bond investors seemed more willing to hold municipal and corporate securities, causing the pricing relationships between these issues and U.S. Treasury securities to adjust closer to historical norms. However, the U.S. unemployment rate at year end was 10% and the

4	Nuveen Investments

general credit markets were still constricted, suggesting that the road to recovery would not be quick or easy.

From a global perspective, central banks continued to pursue monetary policies aimed at providing liquidity to markets. Equity markets in the emerging markets and United States rallied on the prospects of continued growth in emerging economies and a re-emergence of growth in the United States. Commodities and commodity stocks rebounded significantly from their lows of earlier this year.

What key strategies were used to manage the Funds during this period?

JGG invests in global government debt securities directly, or indirectly by investing in debt-related derivative instruments. These derivative instruments include interest rate swaps, total return swaps, bond futures, and contracts to purchase government debt securities on a forward basis. At least 80% of the debt will be hedged to the U.S. dollar, and up to 30% may be invested in emerging market government securities. The Fund also features a currency strategy of taking long positions in countries with higher yielding government debt and short positions in countries with lower yielding debt. This strategy may create the economic effect of financial leverage. We also employed a stop loss model and a technical indicator designed to alert us to increased levels of risks. This system is intended to reduce or eliminate certain positions when it appears market conditions or trends will cause the value of the Fund’s investments to decline significantly.

In addition, in February 2009 we began employing a proprietary ranking system based on analysis of real yields and yield curve slopes to evaluate short positions. We believe this system will provide additional protection, especially during periods when rates are particularly volatile.

JGT invests directly and indirectly in a portfolio of short-term international government securities, with approximately 50% of its assets directly in international short-term government securities denominated in non-U.S. currencies and which are unhedged. Indirect investments in international non-U.S. government securities are made by purchasing forward currency contracts and other derivative instruments that are collateralized by direct investments in U.S. cash equivalents, including U.S. government debt and agency paper. This strategy may create the economic effect of financial leverage. As with JGG, we monitored and adjusted investments using a propriety risk reduction methodology.

Nuveen Investments	5

How did the Funds perform over the twelve-month period?

The performance of JGG and JGT, as well as comparative indices, is presented in the accompanying table.

Average Annual Total Returns on Net Asset Value
For the periods ending 12/31/09

Past performance does not guarantee future results. Current performance may be higher or lower than the data shown.

Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. For additional information, see the individual Performance Overview for your Fund in this report.

1	Citigroup-Currency-Hedged World Government Bond Index is an unmanaged market-capitalization weighted index that tracks the performance of the government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, Portugal, Spain, Sweden, Switzerland, the United Kingdom and the United States. Index returns do not include the effects of any sales charges or management fees. It is not possible to invest directly in an index.

2	The Citigroup Non-U.S. World Government Bond Index is a market-weighted index designed to reflect the performance of the government fixed-income markets of 20 non-U.S. developed countries as of January 1999. Index returns do not include the effects of any sales charges or management fees. It is not possible to invest directly in an index.

3	The MSCI EAFE Index consists of diversified group of market-capitalization-weighted stocks from 21 developed markets in Europe, Australasia and the Far East. It is a common measure of foreign equity performance for U.S.-based investors. Index returns do not include the effects of any sales charges or management fees. It is not possible to invest directly in an index.

	One-Year	Since Inception
JGG	1.70%	4.82%*
Citigroup-Currency-Hedged World Government Bond Index[1]	1.01%	5.70%*
MSCI EAFE Index[3]	39.21%	-1.42%*

JGT	13.35%	5.89%**
Citigroup Non-U.S. World Government Bond Index[2]	4.24%	8.44%**
MSCI EAFE Index[3]	39.21%	-9.64%**

*	JGG since inception returns are from 6/27/06. The Citigroup and MSCI EAFE Indexes are from 6/30/06.

**	JGT since inception returns are from 4/25/07. The Citigroup and MSCI EAFE Indexes are from 4/30/07.

For the twelve-month period ended December 31, 2009, the returns on net asset value for both Funds outperformed their respective Citigroup indexes. Both underperformed the MSCI EAFE index, which is provided here solely as a general reference for the international equity markets. As noted, JGG focuses to a large degree on managing foreign government debt and currency exposures, while JGT’s strategy centers on evaluating the attractiveness of short-term international government debt. Neither Fund is designed for close comparison to an equity-based index like the MSCI EAFE.

JGG’s return over the period benefited from its long exposure to countries with steep yield curves and relatively high real rates of interest, such as Turkey, Mexico and New Zealand. To reduce the Fund’s overall duration (a measure of price sensitivity to changes in interest rates), we took on short exposures in countries with flat yield curves and low real rates of interest, like Canada, Sweden, South Africa and the United Kingdom.

Also benefiting JGG was its currency overlay strategy. As mentioned earlier, the Fund invests in currency forward or futures contracts to provide long exposure to relative high-yielding currencies and short exposure to comparatively low-yielding countries. This strategy contributed positively to the Fund’s return over the twelve-month period.

Our long positions in Brazil and Australia slightly hurt performance. Brazil experienced relatively strong growth, which pressured yields. Also, our long position in Australia came under pressure as rates backed up while we were still working out of our position. The same was true with our short position in the United Kingdom.

JGT’s strong relative performance versus the Citigroup Index can be traced to our stop loss model that signaled we should move out of certain positions in January and February. As the March rally took effect, the dollar was extremely vulnerable because improving global fundamentals caused a reversal of the flight to quality. This resulted in a U.S. dollar sell-off, and relatively strong performance from emerging market and commodity-based currencies. Our long positions in the Brazilian real, Australian dollar, Mexican peso, South African rand, Norwegian krona and Turkish lira all positively impacted performance over the period.

6	Nuveen Investments

In November and December, there was a U.S. dollar rally as global markets became more risk averse during the Dubai and Greek credit crises. While we generally held onto our positions, this return to quality detracted from overall performance slightly.

Nuveen Investments	7

Distribution and
Share Price Information

The following information regarding your Fund’s distributions is current as of December 31, 2009, and likely will vary over time based on the Fund’s investment activities and portfolio investment value changes.

Over the course of 2009, the Funds did not have any changes in their distributions. Some of the factors affecting the amount and composition of these distributions are summarized below.

Each Fund has a managed distribution program. The goal of this program is to provide shareholders with relatively consistent and predictable cash flow by systematically converting the Fund’s expected long-term return potential into regular distributions. As a result, regular distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about a managed distribution program are:

•	Each Fund seeks to establish a relatively stable distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about a Fund’s past or future investment performance from its current distribution rate.

•	Actual returns will differ from projected long-term returns (and therefore a Fund’s distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•	Each distribution is expected to be paid from some or all of the following sources:

•	net investment income (regular interest and dividends),

•	realized capital gains, and

•	unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•	A non-taxable distribution is a payment of a portion of a Fund’s capital. When a Fund’s returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund’s returns fall short of distributions, the shortfall will represent a portion of the distribution as a return of your original principal, unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund’s total return exceeds distributions.

•	Because distribution source estimates are updated during the year based on a Fund’s performance and forecast for its current fiscal year (which is the calendar year for each Fund), estimates on the nature of your distributions provided at the time the distributions are paid may differ from both the tax information reported to you in your Fund’s IRS Form 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

8	Nuveen Investments

The following table provides information regarding each Fund’s distributions and total return performance for the fiscal year ended December 31, 2009. This information is intended to help you better understand whether the Fund’s returns for the specified time period were sufficient to meet each Fund’s distributions.

As of 12/31/09	JGG	JGT
Inception date	6/27/06	4/25/07
Calendar year ended December 31, 2009:
Per share distribution:
From net investment income	$0.87	$0.93
From long-term capital gains	0.01	0.48
From short-term capital gains	0.04	0.00
Tax return of capital	0.64	0.10

Total per share distribution	$1.56	$1.51

Distribution rate on NAV	9.31%	8.82%

Average annual total returns:
Excluding retained gain tax credit/refund[4]:
1-Year on NAV	1.70%	13.35%
Since inception on NAV	4.82%	5.89%
Including retained gain tax credit/refund[4]:
1-Year on NAV	N/A	13.35%
Since inception on NAV	N/A	6.17%

Share Repurchases and Share Price Information

4	JGT elected to retain a portion of its realized long-term capital gains for the tax year ended December 31, 2007, and pay required federal corporate income taxes on this amount. As reported on Form 2439, shareholders on record date must include their pro-rata share of these gains on their applicable federal tax returns, and are entitled to take offsetting tax credits, for their pro-rata share of the taxes paid by the Fund. The total returns “Including retained gain tax credit/refund” include the economic benefit to shareholders on record date of these tax credits/refunds. The Fund had no retained capital gains for the tax years ended December 31, 2009 and December 31, 2008.

As of December 31, 2009, the Funds had cumulatively repurchased shares as shown in the accompanying table.

	Common Shares	% of Outstanding
Fund	Repurchased	Common Shares
JGG	25,900	0.3%
JGT	711,500	1.6%

During the twelve-month reporting period, JGG did not repurchase any of its outstanding shares. During the twelve-month reporting period, JGT’s shares were repurchased at a weighted average price and a weighted average discount per share as shown in the accompanying table.

	Weighted Average	Weighted Average
	Price Per Share	Discount Per Share
Fund	Repurchased	Repurchased
JGT	$12.07	23.01%

Nuveen Investments	9

As of December 31, 2009, the Funds’ shares were trading relative to their net asset values as shown in the accompanying table.

		Twelve-Month
	12/31/09	Average
Fund	+ Premium/- Discount	- Discount
JGG	+2.80%	-5.02%
JGT	-9.99%	-13.14%

10	Nuveen Investments

JGG Performance OVERVIEW	Nuveen Global Government Enhanced Income Fund
as of December 31, 2009

Fund Snapshot
Share Price	$17.23

Net Asset Value	$16.76

Premium/(Discount) to NAV	2.80%

Current Distribution Rate[1]	9.05%

Net Assets ($000)	$156,253

Weighted Average Rating[3]	A

Average Annual Total Return
(Inception 6/27/06)
	On Share Price	On NAV
1-Year	18.57%	1.70%

Since Inception	4.80%	4.82%

Credit Quality2

2008-2009 Distributions Per Share
Share Price Performance — Weekly Closing Price

1	Current Distribution Rate is based on the Fund’s current annualized quarterly distribution divided by the Fund’s current market price. The Fund’s quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a return of capital for tax purposes.
2	The ratings represent the Standard & Poor’s rating for each of the Fund’s direct and synthetic investments in long-term sovereign debt securities of foreign governments. There are no unrated countries or securities in the Fund’s portfolio. Holdings and their ratings may change over time.
3	Weighted Average Rating is calculated by “weighting” the rating of each long-term sovereign debt security by its total investment exposure (whether directly held or synthetically created) to determine the weighted average credit quality rating. Options and currency forwards, if any, are not included in the rating breakdown or weighted average rating figure.

Nuveen Investments	11

JGT Performance OVERVIEW	Nuveen Multi-Currency Short-Term Government Income Fund
as of December 31, 2009

Fund Snapshot
Share Price	$15.41

Net Asset Value	$17.12

Premium/(Discount) to NAV	-9.99%

Current Distribution Rate[1]	9.79%

Net Assets ($000)	$748,957

Weighted Average Rating[3]	A

Average Annual Total Return
(Inception 4/25/07)
	On Share Price	On NAV
1-Year	22.55%	13.35%

Since Inception	1.35%	5.89%

Average Annual Total Return[4]
(Including retained gain tax credit/refund)
	On Share Price	On NAV
1-Year	22.55%	13.35%

Since Inception	1.63%	6.17%

Credit Quality2
2008-2009 Distributions Per Share
Share Price Performance—Weekly Closing Price

1	Current Distribution Rate is based on the Fund’s current annualized quarterly distribution divided by the Fund’s current market price. The Fund’s quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a return of capital for tax purposes.
2	The ratings represent the Standard & Poor’s rating for each of the Fund’s direct and synthetic investments in short-term sovereign debt securities of foreign governments. There are no unrated countries or securities in the Fund’s portfolio. Holdings and their ratings may change over time.
3	Weighted Average Rating is calculated by “weighting” the rating of each short-term sovereign debt security by its total investment exposure (whether directly held or synthetically created) to determine the weighted average credit quality rating. Options and currency forwards, if any, are not included in the rating breakdown or weighted average rating figure.
4	As previously explained in the Distribution and Share Price Information section of this report, the Fund elected to retain a portion of its realized long-term capital gains for the tax year ended December 31, 2007, and pay required federal corporate income taxes on these amounts. These standardized total returns include the economic benefit to Common shareholders of record of this tax credit/refund. The Fund had no retained capital gains for the tax years ended December 31, 2009 and December 31, 2008.

12	Nuveen Investments

Report of INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
Nuveen Global Government Enhanced Income Fund
Nuveen Multi-Currency Short-Term Government Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Global Government Enhanced Income Fund and Nuveen Multi-Currency Short-Term Government Income Fund (the “Funds”) at December 31, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the periods then ended and the financial highlights for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL
February 25, 2010

Nuveen Investments	13

JGG	Nuveen Global Government Enhanced Income Fund Portfolio of INVESTMENTS
December 31, 2009

Principal
Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		Sovereign Debt – 47.4% (3)
		Canada – 3.1%

5,000	CAD	Inter-American Development Bank	3.400%	7/21/10	AAA	$4,843,008

		Colombia – 6.1%

15,851,000	COP	Republic of Colombia	12.000%	10/22/15	BB+	9,548,070

		France – 17.0%

12,000	EUR	Republic of France	3.000%	10/25/15	AAA	17,338,758
6,400	EUR	Republic of France	3.750%	10/25/19	AAA	9,256,375

18,400	EUR	Total France				26,595,133

		Malaysia – 14.2%

72,000	MYR	Republic of Malaysia	5.094%	4/30/14	A−	22,256,537

		Poland – 3.7%

18,089	PLN	Republic of Poland	0.000%	1/25/12	A	5,718,584

		South Korea – 3.3%

5,950,000	KRW	Korea Monetary Stability Bond	4.180%	12/02/11	A2	5,099,400

		Total Sovereign Debt (cost $73,310,760)				74,060,732

Principal
Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		U.S. Government and Agency Obligations–13.4%

$4,000		U.S. Treasury Bonds (4)	9.000%	11/15/18	AAA	$5,617,500
15,640		U.S. Treasury Bonds, STRIPS (P/O) (4)	0.000%	11/15/21	AAA	9,220,108
6,500		U.S. Treasury Notes	3.125%	5/15/19	AAA	6,157,736

$26,140		Total U.S. Government and Agency Obligations (cost $21,121,018)				20,995,344

Principal
Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		Short-Term Investments – 39.7 (5)

		U.S. Government and Agency Obligations – 36.8%

$10,000		Federal Farm Credit Bank Discount Notes	0.000%	11/03/10	AAA	$9,973,070
5,000		Federal Home Loan Bank Bonds	0.000%	2/24/10	AAA	5,003,225
2,000		Federal Home Loan Banks, Discount Notes	0.000%	1/06/10	AAA	1,999,975
5,000		Federal Home Loan Banks, Discount Notes	0.000%	1/13/10	AAA	4,999,833
5,000		Federal Home Loan Banks, Discount Notes	0.000%	2/26/10	AAA	4,999,855
6,000		Federal Home Loan Banks, Discount Notes	0.000%	5/12/10	AAA	5,997,654
3,000		Federal Home Loan Banks, Discount Notes	0.000%	6/15/10	AAA	2,998,110
5,127		Federal Home Loan Banks, Discount Notes	0.000%	9/15/10	AAA	5,118,320
11,000		Federal Home Loan Banks, Discount Notes (4)	0.000%	10/07/10	AAA	10,976,383
5,500		Federal National Mortgage Association	0.000%	8/02/10	AAA	5,492,619

57,627		Total U.S. Government and Agency Obligations				57,559,044

		Repurchase Agreements – 2.9%

$4,489		Repurchase Agreement with State Street Bank, dated 12/31/09, repurchase price $4,489,323, collateralized by $4,585,000 U.S. Treasury Bills, 0.000%, due 6/24/10, value $4,580,874	0.000%	1/04/10	N/A	4,489,323

		Total Short-Term Investments (cost $62,015,658)				62,048,367

		Total Investments (cost $156,447,436) – 100.5%				157,104,443

			Pay/Receive
		Floating Rate	Floating	Expiration	Notional
Description	Counterparty	Index	Rate	Date	Amount	Premium	Value
	Put Swaption Written–(0.0)%
OTC – 10-Year Interest Rate Swap	BNP Paribas	3-Month LIBOR-BBA	Pay	1/06/20	$(2,000,000)	$(21,200)	$(74,600)

	Total Put Swaptions Written (premiums received $21,200)						(74,600)

14	Nuveen Investments

			Pay/Receive
		Floating Rate	Floating	Expiration	Notional
Description	Counterparty	Index	Rate	Date	Amount	Premium	Value
	Call Swaption Written – (0.0)%
OTC – 10-Year Interest Rate Swap	BNP Paribas	3-Month LIBOR-BBA	Receive	1/06/20	$(2,000,000)	$(21,200)	$–

	Total Call Swaption Written (premiums received $21,200)						–

	Other Assets Less Liabilities – (0.5)%						(776,535)

	Net Assets – 100%						$156,253,308

Investments in Derivatives

Forward Foreign Currency Exchange Contracts outstanding at December 31, 2009:

					Unrealized
					Appreciation
	Amount	In Exchange	Amount	Settlement	(Depreciation)
Currency Contracts to Deliver	(Local Currency)	For Currency	(Local Currency)	Date	(U.S. Dollars)
Canadian Dollar	5,166,583	U.S. Dollar	4,029,153	7/21/10	$(909,818)
Chilean Peso	3,311,280,000	U.S. Dollar	6,000,000	1/08/10	(526,017)
Chilean Peso	2,980,500,000	U.S. Dollar	6,000,000	2/04/10	120,348
Colombian Peso	12,889,500,000	U.S. Dollar	6,516,101	1/29/10	220,863
Colombian Peso	6,000,000,000	U.S. Dollar	3,028,773	2/16/10	101,179
Colombian Peso	1,974,844,500	U.S. Dollar	976,196	3/15/10	14,635
Euro	11,958,955	U.S. Dollar	17,860,819	1/29/10	717,430
Euro	6,634,635	U.S. Dollar	9,508,016	1/29/10	(2,859)
Malaysian Ringgit	5,300,000	U.S. Dollar	1,561,809	6/03/10	23,045
Malaysian Ringgit	34,249,060	U.S. Dollar	10,095,523	6/10/10	154,450
Malaysian Ringgit	36,800,000	U.S. Dollar	10,824,166	6/14/10	144,232
New Zealand Dollar	121,632	U.S. Dollar	87,954	1/29/10	(218)
South African Rand	181,050	U.S. Dollar	23,920	1/29/10	(502)
South Korean Won	6,192,246,094	U.S. Dollar	5,342,288	6/11/10	59,326
U.S. Dollar	6,441,803	Chilean Peso	3,311,280,000	1/08/10	84,214
U.S. Dollar	6,000,000	Turkish Lira	9,055,800	1/25/10	45,742
U.S. Dollar	286,813	Euro	200,000	1/29/10	(109)
U.S. Dollar	5,884,557	Brazilian Real	10,288,560	2/02/10	(10,491)
U.S. Dollar	6,053,923	Mexican Peso	78,139,800	2/04/10	(101,431)
U.S. Dollar	5,800,288	Australian Dollar	6,400,000	2/18/10	(77,177)
U.S. Dollar	5,864,634	South African Rand	44,398,800	2/18/10	101,303

					$158,145

Interest Rate Swaps outstanding at December 31, 2009:
									Unrealized
		Fund			Fixed Rate				Appreciation
	Notional	Pay/Receive	Floating Rate		Payment		Termination	Value	(Depreciation)
Counterparty	Amount	Floating Rate	Index	Fixed Rate*	Frequency		Date	(U.S. Dollars)	(U.S. Dollars)
Barclays Bank PLC	3,050,000 GBP	Receive	6-Month LIBOR-BBA	4.320%	Semi-Annually		7/27/19	(174,931)	(174,931)
Citigroup Inc.	570,000,000 MXN	Pay	28-Day MXN-TIIE	6.320	28-Day		9/26/11	175,962	175,962
Citigroup Inc.	103,200,000 MXN	Pay	28-Day MXN-TIIE	7.330	28-Day		11/19/14	(52,778)	(52,778)
Citigroup Inc.	27,500,000 NOK	Receive	6-Month NIBOR	4.590	Annually		12/17/19	32,957	32,957
Citigroup Inc.	15,640,000 USD	Receive	3-Month LIBOR-BBA	0.000	N/A		11/15/21	(834,863)	(834,863)
Credit Suisse	1,457,000,000 JPY	Pay	6-Month LIBOR-BBA	0.543	Semi-Annually		11/26/11	16,175	16,175
Credit Suisse	2,428,000,000 JPY	Receive	6-Month LIBOR-BBA	0.793	Semi-Annually		11/26/14	(137,936)	(137,936)
Credit Suisse	971,000,000 JPY	Pay	6-Month LIBOR-BBA	1.406	Semi-Annually		11/26/19	20,037	20,037
Goldman Sachs	58,500,000 ZAR	Receive	3-Month JIBAR	8.600	Quarterly		3/11/19	89,783	89,783
Goldman Sachs	15,700,000 PLN	Receive	6-Month WIBOR	5.580	Annually		8/14/19	53,330	53,330
JPMorgan	266,000,000 MXN	Pay	28-Day MXN-TIIE	6.260	28-Day		11/01/11	36,861	36,861
JPMorgan	73,600,000 BRL	Pay	12-Month BRAZIBOR	10.910	1/04/12	(6)	1/02/12	(318,678)	(318,678)
JPMorgan	36,800,000 BRL	Pay	12-Month BRAZIBOR	11.020	1/04/12	(6)	1/02/12	(116,342)	(116,342)
JPMorgan	12,778,000,000 CLP	Pay	6-Month ICP	4.580	Semi-Annually		8/10/14	(86,506)	(75,756)
Morgan Stanley	55,000,000 BRL	Pay	12-Month BRAZIBOR	10.970	1/04/12	(6)	1/02/12	(242,202)	(242,202)
RBC	27,990,000 NZD	Pay	3-Month NZD-BBR	6.045	Semi-Annually		6/22/19	(98,012)	(81,957)

									$(1,610,338)

*	Annualized.

Nuveen Investments	15

JGG	Nuveen Global Government Enhanced Income Fund (continued) Portfolio of INVESTMENTS December 31, 2009

(1)	All percentages shown in the Portfolio of Investments are based on net assets
(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.
(3)	Additional Sovereign Debt exposure is obtained from investments in interest rate swap transactions that reference the global government bond markets.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.
(5)	Substantially all of the Fund’s Short-Term Investments may be used as collateral for investments in derivatives.
(6)	Fixed Rate Payment due two business days after contract termination.
N/A	Not applicable.
P/O	Principal only security.
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
COP	Colombian Peso
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
USD	United States Dollar
ZAR	South African Rand
BRAZIBOR	Brazil Inter-Bank Offered Rate
ICP	Indice Cámara Promedio
JIBAR	Johannesburg Inter-Bank Agreed Rate
LIBOR-BBA	London Inter-Bank Offered Rate-British Bankers’ Association
MXN-TIIE	Mexican Peso Inter-Bank Equilibrium Interest Rate
NIBOR	Norwegian Inter-Bank Offered Rate
NZD-BBR	New Zealand Dollar-Bank Bill Rate
WIBOR	Warsaw Inter-Bank Offered Rate
See accompanying notes to financial statements.

16	Nuveen Investments

JGT	Nuveen Multi-Currency Short-Term Government Income Fund Portfolio of INVESTMENTS
December 31, 2009

Principal
Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		Asset-Backed Securities – 1.9%

		Auto – 1.0%

$1,438		Americredit Auto Receivables Trust, Series 2009-A1	0.8375%	7/15/10	A-1+	$1,438,743
2,336		Bank of America Auto Trust, Series 2009- 2A, 144A	0.3961%	9/15/10	A-1+	2,337,369
188		Capital Auto Receivables Asset Trust, Series 2006-2, Class A3B	0.2931%	5/15/11	AAA	187,536
31		Fifth Third Auto Trust 2008-1a-2B	1.4831%	2/15/11	AAA	31,165
287		Ford Credit Auto Owners Trust 2008B-A2	1.4331%	12/15/10	AAA	287,442
8		Harley-Davidson Motorcycle Trust 2006-3 Class A3	5.2400%	1/15/12	AAA	7,561
115		Harley-Davidson Motorcycle Trust, 2009- A1	1.4889%	5/15/10	A-1+	115,040
1,500		Honda Auto Receivables Owner Trust, Series 2009-A2	2.2200%	8/15/11	AAA	1,510,328
1,774		Hyundai Auto Receivables Trust 2009A	0.3568%	9/15/10	A-1+	1,774,625
68		World Omni Auto Receivables Trust 2009-A A1	1.6217%	4/15/10	A-1+	68,432

7,745		Total Autos				7,758,241

		Other 0.9%

32		CNH Equipment Trust, 2009B	2.4000%	5/16/11	AAA	32,154
1,941		NelNet Student Loan Trust 2008-4 Class A1	0.8122%	4/27/15	AAA	1,943,379
2,259		SLM Student Loan Trust 2007-7 Class A1	0.4222%	10/25/12	AAA	2,258,237
1,410		SLM Student Loan Trust 2008-6 Class A1	0.6822%	10/27/14	AAA	1,408,225
1,029		SLM Student Loan Trust, Series 2008-1, Class A1	0.5322%	7/25/13	AAA	1,029,747

6,671		Total Other				6,671,742

$14,416		Total Asset-Backed Securities (cost $14,412,848)				14,429,983

Principal
Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		Sovereign Debt 42.8%

		Brazil – 16.3%

60,000	BRL	Letra De Tesouro Nacional	0.000%	7/01/10	N/R	$32,996,046
74,334	BRL	Letra De Tesouro Nacional	0.000%	10/01/10	N/R	39,745,847
47,500	BRL	Letra De Tesouro Nacional	0.000%	1/01/11	N/R	24,684,604
50,500	BRL	Letra De Tesouro Nacional	0.000%	7/01/11	N/R	24,659,792

232,334	BRL	Total Brazil				122,086,289

		Canada – 2.5%

19,000	CAD	Inter-American Development Bank	3.400%	7/21/10	AAA	18,403,431

		Colombia – 4.6%

69,795,000	COP	Republic of Colombia	11.750%	3/01/10	BB+	34,672,179

		Germany – 1.9%

10,000	EUR	IKB Deutsche Industriebank AG	2.250%	4/29/11	AAA	14,511,439

		Hungary – 3.2%

4,500,000	HUF	Republic of Hungary, Treasury Bill	6.750%	4/12/10	BBB	23,923,427

		New Zealand – 4.0%

40,000	NZD	New Zealand, Treasury Bill	6.000%	11/15/11	AAA	29,927,540

		Norway – 2.4%

100,000	NOK	Norwegian Government Bond	6.000%	5/16/11	AAA	18,097,326

		South Korea – 1.8%

16,050,000	KRW	Korea Monetary Stability Bond	4.180%	12/02/11	A2	13,755,524

		Spain – 2.7%

20,000	CAD	Instituto de Credito Oficial	4.450%	4/20/11	Aaa	19,871,034

		United Kingdom – 3.4%

15,000	GBP	United Kingdom Treasury Bond	3.250%	12/07/11	AAA	25,130,339

		Total Sovereign Debt (cost $302,705,219)				320,378,528

Nuveen Investments	17

JGT	Nuveen Multi-Currency Short-Term Government Income Fund (continued) Portfolio of INVESTMENTS December 31, 2009

Principal
Amount (000) (3)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		Short-Term Investments – 55.9%

		Sovereign Debt – 6.4%
		Turkey – 6.4%
10,000	TRY	Republic of Turkey, Government Bond	0.000%	3/03/10	N/R	$6,619,172
25,000	TRY	Republic of Turkey, Government Bond	0.000%	4/14/10	N/R	16,406,920
10,000	TRY	Republic of Turkey, Government Bond	0.000%	6/23/10	N/R	6,469,520
28,000	TRY	Republic of Turkey, Treasury Bill	0.000%	2/17/10	N/R	18,582,262

73,000	TRY	Total Turkey				48,077,874

		U.S. Government and Agency Obligations – 48.4%

$15,000		Federal Farm Credit Bank Discount Notes	0.000%	11/03/10	AAA	14,959,605
20,000		Federal Home Loan Bank Bonds	0.000%	2/24/10	AAA	20,012,900
10,000		Federal Home Loan Bank Bonds	0.000%	3/12/10	AAA	10,049,740
13,770		Federal Home Loan Banks, Discount Notes	0.000%	1/06/10	AAA	13,769,821
6,000		Federal Home Loan Banks, Discount Notes	0.000%	1/08/10	AAA	5,999,878
17,000		Federal Home Loan Banks, Discount Notes	0.000%	1/13/10	AAA	16,999,433
2,000		Federal Home Loan Banks, Discount Notes	0.000%	2/01/10	AAA	1,999,793
14,000		Federal Home Loan Banks, Discount Notes	0.000%	2/08/10	AAA	13,999,261
25,000		Federal Home Loan Banks, Discount Notes	0.000%	2/09/10	AAA	24,989,708
3,000		Federal Home Loan Banks, Discount Notes	0.000%	2/10/10	AAA	2,999,683
9,000		Federal Home Loan Banks, Discount Notes	0.000%	2/12/10	AAA	8,999,318
9,503		Federal Home Loan Banks, Discount Notes	0.000%	2/16/10	AAA	9,501,786
3,948		Federal Home Loan Banks, Discount Notes	0.000%	2/23/10	AAA	3,945,908
8,000		Federal Home Loan Banks, Discount Notes	0.000%	2/24/10	AAA	7,998,560
8,000		Federal Home Loan Banks, Discount Notes	0.000%	2/26/10	AAA	7,997,262
25,000		Federal Home Loan Banks, Discount Notes (4)	0.000%	4/01/10	AAA	24,994,550
5,000		Federal Home Loan Banks, Discount Notes	0.000%	4/22/10	AAA	4,998,650
16,000		Federal Home Loan Banks, Discount Notes	0.000%	4/30/10	AAA	15,995,360
14,500		Federal Home Loan Banks, Discount Notes	0.000%	5/12/10	AAA	14,494,331
8,000		Federal Home Loan Banks, Discount Notes	0.000%	5/21/10	AAA	7,996,648
10,000		Federal Home Loan Banks, Discount Notes	0.000%	6/02/10	AAA	9,994,210
5,000		Federal Home Loan Banks, Discount Notes	0.000%	6/11/10	AAA	4,996,930
10,000		Federal Home Loan Banks, Discount Notes	0.000%	6/15/10	AAA	9,993,700
7,047		Federal Home Loan Banks, Discount Notes	0.000%	6/30/10	AAA	7,042,152
5,000		Federal Home Loan Banks, Discount Notes	0.000%	9/10/10	AAA	4,991,700
3,000		Federal Home Loan Banks, Discount Notes	0.000%	9/15/10	AAA	2,994,921
21,000		Federal Home Loan Banks, Discount Notes (4)	0.000%	10/07/10	AAA	20,954,913
6,000		Federal Home Loan Mortgage Corporation, Notes	0.000%	3/01/10	AAA	5,999,628
6,000		Federal Home Loan Mortgage Corporation, Notes	0.000%	4/01/10	AAA	5,998,692
5,000		Federal Home Loan Mortgage Corporation, Notes	0.000%	4/15/10	AAA	4,998,735
6,000		Federal Home Loan Mortgage Corporation, Notes	0.000%	6/07/10	AAA	5,996,406
8,000		Federal Home Loan Mortgage Corporation, Notes (4)	0.000%	7/12/10	AAA	8,159,968
11,000		Federal National Mortgage Association	0.000%	1/04/10	AAA	10,999,899
5,000		Federal National Mortgage Association	0.000%	2/22/10	AAA	4,997,328
8,000		Federal National Mortgage Association	0.000%	7/12/10	AAA	7,992,024
7,000		U.S. Treasury Notes (4)	4.250%	10/15/10	AAA	7,211,645
6,000		U.S. Treasury Notes (4)	1.500%	10/31/10	AAA	6,054,845

361,768		Total U.S. Government and Agency Obligations				362,079,891

		Repurchase Agreements–1.1%

$8,166		Repurchase Agreement with State Street Bank, dated 12/31/09, repurchase price $8,166,298, collateralized by $8,340,000 U.S. Treasury Bills, 0.000%, due 6/24/10, value $8,332,494	0.000%	1/04/10	N/A	8,166,298

		Total Short-Term Investments (cost $418,342,743)				418,324,063

		Total Investments (cost $735,460,810) – 100.6%				753,132,574

		Other Assets Less Liabilities – (0.6)%				(4,175,171)

		Net Assets – 100%				$748,957,403

18	Nuveen Investments

Investments in Derivatives

Forward Foreign Currency Exchange Contracts outstanding at December 31, 2009:

					Unrealized
					Appreciation
	Amount	In Exchange	Amount	Settlement	(Depreciation)
Currency Contracts to Deliver	(Local Currency)	For Currency	(Local Currency)	Date	(U.S. Dollars)
Canadian Dollar	900,000	U.S. Dollar	738,007	4/20/10	$(122,504)
Canadian Dollar	19,633,017	U.S. Dollar	15,310,783	7/21/10	(3,457,306)
Canadian Dollar	445,000	U.S. Dollar	366,746	10/20/10	(58,382)
Canadian Dollar	20,225,107	U.S. Dollar	16,677,750	4/20/11	(2,616,624)
Canadian Dollar	674,893	U.S. Dollar	555,427	4/20/11	(88,408)
Colombian Peso	41,187,500,000	U.S. Dollar	20,838,604	1/29/10	722,609
Colombian Peso	34,547,525,000	U.S. Dollar	17,465,004	1/29/10	591,976
Euro	10,205,124	U.S. Dollar	15,241,455	1/29/10	612,216
Hong Kong Dollar	385,250,000	U.S. Dollar	49,930,661	5/06/10	201,776
Pound Sterling	14,731,420	U.S. Dollar	24,059,502	1/28/10	268,359
South Korean Won	16,510,553,906	U.S. Dollar	14,244,288	6/11/10	158,182
U.S. Dollar	55,500,000	Hungarian Forint	10,578,855,000	1/19/10	633,927
U.S. Dollar	12,789,751	New Zealand Dollar	17,629,607	1/22/10	(3,813)
U.S. Dollar	20,000,000	Turkish Lira	30,186,000	1/25/10	152,474
U.S. Dollar	24,541,855	Norwegian Krone	137,150,931	1/29/10	(878,007)
U.S. Dollar	62,024,533	Norwegian Krone	346,621,000	1/29/10	(2,218,984)
U.S. Dollar	82,442,250	Australian Dollar	90,000,000	2/03/10	(1,835,553)
U.S. Dollar	38,000,000	Polish Zloty	103,909,404	2/03/10	(1,780,954)
U.S. Dollar	37,529,506	Polish Zloty	106,880,280	2/03/10	(274,921)
U.S. Dollar	37,000,000	Polish Zloty	106,580,720	2/03/10	150,169
U.S. Dollar	35,000,000	South African Rand	259,938,000	2/03/10	30,126
U.S. Dollar	77,520,234	Mexican Peso	1,008,964,600	2/04/10	(659,869)
U.S. Dollar	39,350,499	Mexican Peso	507,908,700	2/04/10	(659,303)
U.S. Dollar	36,205,000	New Zealand Dollar	50,000,000	2/04/10	25,409
U.S. Dollar	38,056,844	Turkish Lira	57,911,100	2/17/10	458,806
U.S. Dollar	38,064,390	Australian Dollar	42,000,000	2/18/10	(506,471)
U.S. Dollar	28,385,112	Hungarian Forint	5,351,871,000	2/18/10	(107,979)
U.S. Dollar	8,498,623	Hungarian Forint	1,604,880,000	2/18/10	(19,083)
U.S. Dollar	37,534,380	New Zealand Dollar	52,000,000	2/18/10	107,221
U.S. Dollar	38,120,123	South African Rand	288,592,200	2/18/10	658,467
U.S. Dollar	365,318	Canadian Dollar	445,000	4/20/10	60,157
U.S. Dollar	50,000,000	Hong Kong Dollar	385,250,000	5/06/10	(271,115)
U.S. Dollar	100,000,000	Yuan Renminbi	679,000,000	7/12/10	(280,953)
U.S. Dollar	50,000,000	Yuan Renminbi	339,400,000	7/13/10	(153,491)
U.S. Dollar	368,064	Canadian Dollar	445,000	4/20/11	56,458

					$(11,105,388)

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.
(3)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.
N/A	Not applicable.
N/R	Not rated.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.
BRL	Brazilian Real
CAD	Canadian Dollar
COP	Colombian Peso
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
KRW	South Korean Won
NZD	New Zealand Dollar
NOK	Norwegian Krone
TRY	Turkish Lira
See accompanying notes to financial statements.

Nuveen Investments	19

Statement of ASSETS & LIABILITIES
December 31, 2009

	Global	Multi-Currency
	Government	Short-Term
	Enhanced	Government
	Income (JGG)	Income (JGT)
Assets
Investments, at value (cost $94,431,778 and $317,118,067, respectively)	$95,056,076	$334,808,511
Short-term investments, at value (cost $62,015,658 and $418,342,743, respectively)	62,048,367	418,324,063
Cash denominated in foreign currencies (cost $175,945 and $255,512, respectively)	175,970	255,655
Cash in other banks(1)	–	4,165,000
Unrealized appreciation on forward foreign currency exchange contracts	1,786,767	4,888,332
Unrealized appreciation on interest rate swaps	143,113	–
Receivables:
Due from broker (net of amounts uncollectible of $135,899 and $0, respectively)	884,014	–
Interest	711,511	6,545,774
Reclaims	–	13,512
Other assets	977	22,092

Total assets	160,806,795	769,022,939

Liabilities
Cash overdraft	871,186	–
Call swaptions written, at value (premiums received $21,200 and $ —, respectively)	–	–
Put swaptions written, at value (premiums received $21,200 and $ —, respectively)	74,600	–
Unrealized depreciation on forward foreign currency exchange contracts	1,628,622	15,993,720
Unrealized depreciation on interest rate swaps	1,753,451	–
Interest rate swaps premiums received	26,805	–
Payable due to broker	–	3,164,550
Accrued expenses:
Management fees	119,405	563,544
Other	79,418	343,722

Total liabilities	4,553,487	20,065,536

Net assets	$156,253,308	$748,957,403

Shares outstanding	9,322,552	43,756,293

Net asset value per share outstanding	$16.76	$17.12

Net assets consist of:

Shares, $.01 par value per share	$93,226	$437,563
Paid-in surplus	159,089,600	757,136,949
Undistributed (Over-distribution of) net investment income	(1,844,430)	(17,303,037)
Accumulated net realized gain (loss) from investments, foreign currency, options/swaptions written and derivative transactions	(274,628)	1,990,241
Net unrealized appreciation (depreciation) of investments, foreign currency, options/swaptions written and derivative transactions	(810,460)	6,695,687

Net assets	$156,253,308	$748,957,403

(1)	Represents investments segregated by the Fund’s custodian for investments in derivatives prior to the Lehman bankruptcy. See Footnote 1 - Due from Broker, for further details.

See accompanying notes to financial statements.

20	Nuveen Investments

Statement of OPERATIONS
Year Ended December 31, 2009

	Global	Multi-Currency
	Government	Short-Term
	Enhanced	Government
	Income (JGG)	Income (JGT)
Investment Income	$4,294,601	$29,629,765

Expenses
Management fees	1,466,828	6,592,042
Shareholders’ servicing agent fees and expenses	290	473
Custodian’s fees and expenses	144,206	881,404
Trustees’ fees and expenses	5,454	24,113
Professional fees	41,940	135,455
Shareholders’ reports – printing and mailing expenses	50,605	170,474
Stock exchange listing fees	9,219	15,158
Investor relations expense	46,861	93,631
Other expenses	10,178	35,761

Total expenses before custodian fee credit	1,775,581	7,948,511
Custodian fee credit	(36)	(103)

Net expenses	1,775,545	7,948,408

Net investment income	2,519,056	21,681,357

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	1,984,140	(23,820,061)
Forward foreign currency exchange contracts	(2,957,977)	60,637,617
Futures contracts	82,090	–
Interest rate swaps	6,729,118	–
Options written	394,772	2,684,812
Swaptions written	448,045	–
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	251,741	64,686,096
Forward foreign currency exchange contracts	207,583	(35,421,577)
Interest rate swaps	(6,474,058)	–
Options written	(119,552)	13,663
Swaptions written	(121,063)	–

Net realized and unrealized gain (loss)	424,839	68,780,550

Net increase (decrease) in net assets from operations	$2,943,895	$90,461,907

See accompanying notes to financial statements.

Nuveen Investments	21

Statement of CHANGES IN NET ASSETS

	Global Government		Multi-Currency Short-Term
	Enhanced Income (JGG)		Government Income (JGT)
	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/09	12/31/08	12/31/09	12/31/08

Operations
Net investment income	$2,519,056	$7,334,242	$21,681,357	$47,709,779
Net realized gain (loss) from:
Investments and foreign currency	1,984,140	734,246	(23,820,061)	4,405,482
Forward foreign currency exchange contracts	(2,957,977)	(2,332,379)	60,637,617	(49,903,987)
Futures contracts	82,090	1,528,227	–	–
Interest rate swaps	6,729,118	289,839	–	–
Options written	394,772	–	2,684,812	377,422
Swaptions written	448,045	(1,401,993)	–	–
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	251,741	(2,914,532)	64,686,096	(75,909,339)
Forward foreign currency exchange contracts	207,583	505,475	(35,421,577)	24,412,594
Interest rate swaps	(6,474,058)	5,696,329	–	–
Options written	(119,552)	12,665	13,663	(13,663)
Swaptions written	(121,063)	(29,516)	–	–

Net increase (decrease) in net assets from operations	2,943,895	9,422,603	90,461,907	(48,921,712)

Distributions to Shareholders
From net investment income	(8,102,025)	(7,621,795)	(40,647,162)	(52,281,556)
From accumulated net realized gains	(494,313)	–	(20,941,879)	(1,027,862)
Tax return of capital	(5,925,968)	(7,203,774)	(4,432,961)	(23,529,647)

Decrease in net assets from distributions to shareholders	(14,522,306)	(14,825,569)	(66,022,002)	(76,839,065)

Capital Share Transactions
Offering cost adjustments	–	–	24,594	(6,968)
Net proceeds from shares issued to shareholders due to reinvestment of distributions	309,566	–	–	–
Cost of shares repurchased	–	(377,088)	(5,319,979)	(3,252,413)

Net increase (decrease) in net assets from capital share transactions	309,566	(377,088)	(5,295,385)	(3,259,381)

Net increase (decrease) in net assets	(11,268,845)	(5,780,054)	19,144,520	(129,020,158)
Net assets at the beginning of year	167,522,153	173,302,207	729,812,883	858,833,041

Net assets at the end of year	$156,253,308	$167,522,153	$748,957,403	$729,812,883

Undistributed (Over-distribution of) net investment income at the end of year	$(1,844,430)	$(2,268,059)	$(17,303,037)	$(4,990,247)

See accompanying notes to financial statements.

22	Nuveen Investments

Notes to FINANCIAL STATEMENTS

1.	General Information and Significant Accounting Policies
The funds covered in this report and their corresponding New York Stock Exchange symbols are Nuveen Global Government Enhanced Income Fund (JGG) and Nuveen Multi-Currency Short-Term Government Income Fund (JGT) (collectively, the “Funds”). The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies. Global Government Enhanced Income (JGG) and Multi-Currency Short-Term Government Income (JGT) were organized as Massachusetts business trusts on April 13, 2006 and February 14, 2007, respectively.

Global Government Enhanced Income’s (JGG) primary investment objective is to provide a high level of current income and gains. The Fund’s secondary investment objective is to seek capital preservation. The Fund invests in global government debt securities directly, or indirectly by investing in debt-related derivative instruments. These derivative instruments include interest rate swaps, total return swaps, bond futures, and contracts to purchase government debt securities on a forward basis. At least 80% of the debt will be hedged to the U.S. Dollar, and up to 30% may be invested in emerging market government securities. The Fund also features a currency strategy of up to 35% long and 35% short positions, with a target of 25% / 25%. This strategy may create the economic effect of financial leverage. Nuveen Asset Management (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), will monitor and adjust investments using a propriety risk reduction methodology.

Multi-Currency Short-Term Government Income’s (JGT) primary investment objective is to provide an attractive level of current income and total return. The Fund will invest directly and indirectly in a portfolio of short-term international government securities. The Fund will invest approximately 50% of its assets directly in international short-term government securities that are denominated in non-U.S. currencies and will not be currency hedged. Indirect investments in international non-U.S. government securities are made by purchasing forward currency contracts and other derivative instruments that offer exposure to the returns of short-term international (non-U.S.) government securities. These contracts are collateralized by direct investments in U.S. cash equivalents, including U.S. government debt and agency paper. This strategy may create the economic effect of financial leverage. The Adviser will monitor and adjust investments using a propriety risk reduction methodology.

In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codificationtm (the “Codification”) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with generally accepted accounting principles (GAAP). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Codification did not have a material effect on the Funds’ financial statements.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation
The prices of fixed-income securities, short-term U.S. and international government securities and derivative instruments are generally provided by an independent pricing service approved by each Fund’s Board of Trustees. Futures contracts are valued using the closing settlement price or, in the absence of such a price, at the mean of the bid and asked prices. Exchange-traded options are based on the last sale price, or in the absence of such price, at the mean of the bid and asked price. Over-the-counter (OTC) option values are modeled using market implied volatilities. When market price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular investment or derivative instrument, the Board of Trustees of the Funds, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. Repurchase agreements are valued at amortized cost, which approximates value.

Nuveen Investments	23

Notes to FINANCIAL STATEMENTS (continued)

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At December 31, 2009, the Funds had no such outstanding purchase commitments.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Each Fund intends to distribute substantially all of its investment company taxable income to shareholders. In any year when the Funds realize net capital gains, each Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Each Fund intends to make quarterly cash distributions to shareholders of a stated dollar amount per share. Subject to approval and oversight by the Funds’ Board of Trustees, each Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of each Fund’s investment strategy through regular quarterly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from each Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid from net unrealized gains, if any, would be distributed from the Fund’s assets and would be treated by shareholders as a non-taxable distribution for tax purposes. In the event that total distributions during a calendar year exceed a Fund’s total return on net asset value, the difference will be treated as a return of capital for tax purposes and will reduce net asset value per share. If a Fund’s total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the accompanying financial statements.

Foreign Currency Transactions
Each Fund is authorized to engage in foreign currency exchange transactions, including foreign currency forwards, futures, options and swap contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments, other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized and unrealized gains or losses resulting from changes in foreign exchange rates are recognized as a component of “Net realized gain (loss) from investments and foreign currency” and “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations.

24	Nuveen Investments

Forward Foreign Currency Exchange Contracts
Each Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives and is authorized to enter into forward foreign currency exchange contracts in an attempt to manage such risk under two circumstances: (i) when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to “lock in” the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the Adviser, believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar or against another foreign currency. Forward foreign currency exchange contracts are valued daily at the forward rate and are recognized as “Unrealized appreciation or depreciation on forward foreign currency exchange contracts” on the Statement of Assets and Liabilities. The change in value of the contracts during the reporting period is recognized as a component of “Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts” on the Statement of Operations. When the contract is closed or offset with the same counterparty, a Fund recognizes the difference between the value of the contract at the time it was opened and the value at the time it was closed or offset as “Net realized gain (loss) from forward foreign currency exchange contracts” on the Statement of Operations.

Forward foreign currency exchange contracts will generally not be entered into for terms greater than three months, but may have maturities of up to six months or more. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of a Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency exchange contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities.

The average number of forward foreign currency exchange contracts outstanding during the fiscal year ended December 31, 2009, were as follows:

	Global	Multi-Currency
	Government	Short-Term
	Enhanced	Government
	Income (JGG)	Income (JGT)
Average number of forward foreign currency exchange contracts outstanding	26	47

Refer to Footnote 3 — Derivative Instruments and Hedging Activities for further details on forward foreign currency exchange contract activity.

Futures Contracts
Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in futures contracts in attempt to manage such risk. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Deposits with brokers for open futures contracts” on the Statement of Assets and Liabilities. Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recognized as a receivable or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities, when applicable.

During the period the futures contract is open, changes in the value of the contract are recorded as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract and is recognized as “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into and is recognized as “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices. Multi-Currency Short-Term Government Income (JGT) did not invest in futures contracts during the fiscal year ended December 31, 2009.

The average number of futures contracts outstanding during the fiscal year ended December 31, 2009, was as follows:

Global
Government
Enhanced
Income (JGG)
Average number of futures contracts outstanding	22*

*	The average number of contracts is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year. The Fund was not invested in futures contracts at the beginning or end of the current fiscal year.

Refer to Footnote 3 — Derivative Instruments and Hedging Activities for further details on futures contract activity.

Nuveen Investments	25

Notes to FINANCIAL STATEMENTS (continued)

Interest Rate Swaps
Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in interest rate swap transactions in an attempt to manage such risk. Each Fund’s use of interest rate swap contracts is intended to synthetically convert certain Fund positions in fixed-rate securities effectively into adjustable rate instruments and thereby shorten the average interest rate reset time and duration of each Fund’s portfolio of investments. Interest rate swap contracts involve each Fund’s agreement with the counterparty to pay or receive a fixed or floating rate payment in exchange for the counterparty paying or receiving from each Fund a fixed or variable rate payment. The amount of the payment obligation is based on the notional amount of the interest rate swap contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that each Fund is to receive. Interest rate swap positions are valued daily. Each Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on interest rate swap contracts on a daily basis, and recognizes the daily change in the market value of the Fund’s contractual rights and obligations under the contracts. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps” with the change during the fiscal period reflected on the Statement of Operations as “Change in net unrealized appreciation (depreciation) of interest rate swaps.” Once periodic payments are settled in cash, the net amount is recognized as “Net realized gain (loss) from interest rate swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of interest rate swap contracts. For tax purposes, periodic payments are treated as ordinary income or expense. Multi-Currency Short-Term Government Income (JGT) did not invest in interest rate swap contracts during the fiscal year ended December 31, 2009.

The average number of interest rate swap contracts outstanding during the fiscal year ended December 31, 2009, were as follows:

Global
Government
Enhanced
Income (JGG)
Average number of interest rate swap contracts outstanding	14

Refer to Footnote 3 — Derivative Instruments and Hedging Activities for further details on interest rate swap contract activity.

Options Transactions
Each Fund is subject to foreign currency exchange rate risk and interest rate risk in the normal course of pursuing its investment objectives and is authorized to purchase and write (sell) call and put options on securities, futures, swaps (“swaptions”) or currencies in an attempt to manage such risks. The purchase of options involves the risk of loss of all or a part of the cash paid for the options. Options purchased are accounted for in the same manner as portfolio securities. The risk associated with purchasing options is limited to the premium paid. When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Call or Put options and/or swaptions written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option expires or a Fund enters into a closing purchase transaction. The changes in value of the options written during the reporting period are recognized as “Change in net unrealized appreciation (depreciation) of options and/or swaptions written” on the Statement of Operations. When a call or put option expires or a Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as “Net realized gain (loss) from options and/or swaptions written on the Statement of Operations.” The Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

The average number of option contracts outstanding during the fiscal year ended December 31, 2009, were as follows:

	Global	Multi-Currency
	Government	Short-Term
	Enhanced	Government
	Income (JGG)	Income (JGT)
Average number of option contracts purchased outstanding**	1*	3*

	Global	Multi-Currency
	Government	Short-Term
	Enhanced	Government
	Income (JGG)	Income (JGT)
Average number of option contracts written outstanding**	34*	1*

26	Nuveen Investments

Global
Government
Enhanced
Income (JGG)
Average number of swaption contracts written outstanding**	1

*	The average number of contracts is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year. The Funds were not invested in purchased or written options at the end of the current fiscal year.
**	Includes both calls and puts.

Refer to Footnote 3 — Derivative Instruments and Hedging Activities for further details on option activity.

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose a Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearing house, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Repurchase Agreements
In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Due from Broker
On September 15, 2008, Lehman Brothers Holding, Inc. and certain of its affiliates (“Lehman”) filed for Chapter 11 bankruptcy in U.S. Federal Court. A number of Lehman subsidiaries have subsequently filed bankruptcy or similar insolvency proceedings in the U.S. and other jurisdictions. Lehman’s bankruptcy caused the Funds to terminate their outstanding Lehman derivative positions and quantify such exposures. The Funds have filed claims in the relevant Lehman bankruptcy proceedings, as appropriate. The Funds’ net exposure, after application of available offsets, is expected to be modest.

In conjunction with quantifying exposure to such Lehman transactions, the Fund discounted the net gains on their outstanding Lehman derivative contracts prior to their scheduled settlement dates by an amount the Adviser believed to be the Funds’ expected loss rate in seeking recovery in bankruptcy. This discounted value is recognized as a component of “Due from broker” on the Statement of Assets and Liabilities and “Net realized gain (loss)” on the Statement of Changes in Net Assets.

Global Government Enhanced Income (JGG) also has an outstanding trade receivable in the amount of $871,194 from Lehman. In light of the bankruptcy filing of Lehman, the extent of recovery of such receivable is in question. The Fund’s Adviser has agreed that to the extent that this asset is not ultimately recovered by the Fund, the Adviser or another party shall reimburse the Fund for this asset. The Fund’s custodian has also agreed to waive any overdraft charges resulting from this receivable. As the receivable is an offset of the overdraft noted on the Fund’s accounting records and recognized as “Cash overdraft” on the Statement of Assets and Liabilities, there has been no effect on the Fund’s NAV.

Multi-Currency Short-Term Government Income (JGT) has $4,165,000 in “Cash in other banks” on the Statement of Assets and Liabilities for which it does not have full access. Such amounts represent investments segregated by the Fund’s custodian as collateral for investments in derivatives prior to the Lehman bankruptcy, which have subsequently matured.

Nuveen Investments	27

Notes to FINANCIAL STATEMENTS (continued)

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications
Under the Funds’ organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2.	Fair Value Measurements
In determining the value of the Funds’ investments, various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1	–	Quoted prices in active markets for identical securities.
Level 2	–	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3	–	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of December 31, 2009:

Global Government Enhanced Income (JGG)	Level 1	Level 2	Level 3	Total
Investments:
Sovereign Debt	$–	$74,060,732	$–	$74,060,732
U.S. Government and Agency Obligations	11,775,236	9,220,108	–	20,995,344
Short-Term Investments	4,489,323	57,559,044	–	62,048,367
Put Swaptions Written	–	(74,600)	–	(74,600)
Call Swaptions Written	–	–	–	–
Derivatives:
Forward Foreign Currency Exchange Contracts*	–	158,145	–	158,145
Interest Rate Swaps*	–	(1,610,338)	–	(1,610,338)

Total	$16,264,559	$139,313,091	$–	$155,577,650

Multi-Currency Short-Term Government Income (JGT)	Level 1	Level 2	Level 3	Total
Investments:
Asset-Backed Securities	$–	$14,429,983	$–	$14,429,983
Sovereign Debt	–	320,378,528	–	320,378,528
Short-Term Investments	21,432,788	396,891,275	–	418,324,063
Derivatives:
Forward Foreign Currency Exchange Contracts*	–	(11,105,388)	–	(11,105,388)

Total	$21,432,788	$720,594,398	$–	$742,027,186

*	Represents net unrealized appreciation (depreciation).

28	Nuveen Investments

The following is a reconciliation of Multi-Currency Short-Term Government Income’s (JGT) Level 3 investments held at the beginning and end of the measurement period:

Multi-Currency
Short-Term
Government
Income (JGT)
Level 3
Asset-Backed
Securities
Balance at beginning of year	$8,000,000
Gains (losses):
Net realized gains (losses)	–
Net change in unrealized appreciation (depreciation)	–
Net purchases at cost (sales at proceeds)	(8,000,000)
Net discounts (premiums)	–
Net transfers in to (out of) at end of period fair value	–

Balance at end of year	$–

3.	Derivative Instruments and Hedging Activities
During the current fiscal period, the Funds adopted amendments to authoritative guidance under GAAP on disclosures about derivative instruments and hedging activities. This guidance is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to better understand: a) how and why a fund uses derivative instruments; b) how derivative instruments are accounted for; and c) how derivative instruments affect a fund’s financial position, results of operations and cash flows, if any. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, under this guidance they are considered to be non-hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, refer to the Portfolios of Investments, Financial Statements and Footnote 1 – General Information and Significant Accounting Policies.

The following tables present the fair value of all derivative instruments held by the Funds as of December 31, 2009, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

Global Government Enhanced Income (JGG)

		Location on the Statement of Assets and Liabilities
	Derivative	Asset Derivatives		Liability Derivatives
Underlying Risk Exposure	Instrument	Location	Value	Location	Value
Foreign Currency Exchange Rate	Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$1,786,767	Unrealized depreciation on forward foreign currency exchange contracts	$1,628,622

Interest Rate	Swaps	Unrealized appreciation on interest rate swaps *	425,105	Unrealized depreciation on interest rate swaps *	2,035,443

Interest Rate	Swaptions	–	–	Call swaptions written, at value	–

Interest Rate	Swaptions	–	–	Put swaptions written, at value	74,600

Total			$2,211,872		$3,738,665

*	Represents cumulative appreciation (depreciation) of swap contracts as reported in the Portfolio of Investments. Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities but is not reflected in the cumulative appreciation (depreciation) presented above.

Multi-Currency Short-Term Government Income (JGT)

		Location on the Statement of Assets and Liabilities
	Derivative	Asset Derivatives		Liability Derivatives
Underlying Risk Exposure	Instrument	Location	Value	Location	Value
Foreign Currency Exchange Rate	Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$4,888,332	Unrealized depreciation on forward foreign currency exchange contracts	$15,993,720

Nuveen Investments	29

Notes to FINANCIAL STATEMENTS (continued)

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended December 31, 2009, on derivative instruments, as well as the primary risk exposure associated with each.

	Global	Multi-Currency
	Government	Short-Term
	Enhanced	Government
Net Realized Gain (Loss) from Investments and Foreign Currency*	Income (JGG)	Income (JGT)
Risk Exposure
Foreign Currency Exchange Rate	$(375,199)	$(8,861,085)

* The amount presented above represents the net realized gain (loss) from options contracts purchased included in as a component of “Net realized gain (loss) from investments and foreign currency” presented on the Statement of Operations.

	Global	Multi-Currency
	Government	Short-Term
	Enhanced	Government
Net Realized Gain (Loss) from Forward Foreign Currency Exchange Contracts	Income (JGG)	Income (JGT)
Risk Exposure
Foreign Currency Exchange Rate	$(2,957,977)	$60,637,617

	Global	Multi-Currency
	Government	Short-Term
	Enhanced	Government
Net Realized Gain (Loss) from Futures Contracts	Income (JGG)	Income (JGT)
Risk Exposure
Interest Rate	$82,090	$ –

	Global	Multi-Currency
	Government	Short-Term
	Enhanced	Government
Net Realized Gain (Loss) from Interest Rate Swaps	Income (JGG)	Income (JGT)
Risk Exposure
Interest Rate	$6,729,118	$ –

	Global	Multi-Currency
	Government	Short-Term
	Enhanced	Government
Net Realized Gain (Loss) from Options Written	Income (JGG)	Income (JGT)
Risk Exposure
Foreign Currency Exchange Rate	$338,996	$2,684,812
Interest Rate	55,776	–

Total	$394,772	$2,684,812

	Global	Multi-Currency
	Government	Short-Term
	Enhanced	Government
Net Realized Gain (Loss) from Swaptions Written	Income (JGG)	Income (JGT)
Risk Exposure
Interest Rate	$448,045	$ –

	Global	Multi-Currency
	Government	Short-Term
	Enhanced	Government
Change in Net Unrealized Appreciation (Depreciation) of Investments and Foreign Currency*	Income (JGG)	Income (JGT)
Risk Exposure
Foreign Currency Exchange Rate	$(36,791)	$129,067

* The amount presented above represents the change in net unrealized appreciation (depreciation) of options contracts purchased included in as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” presented on the Statement of Operations.

	Global	Multi-Currency
	Government	Short-Term
Change in Net Unrealized Appreciation (Depreciation) of Forward Foreign Currency	Enhanced	Government
Exchange Contracts	Income (JGG)	Income (JGT)
Risk Exposure
Foreign Currency Exchange Rate	$207,583	$(35,421,577)

30	Nuveen Investments

	Global	Multi-Currency
	Government	Short-Term
	Enhanced	Government
Change in Net Unrealized Appreciation (Depreciation) of Interest Rate Swaps	Income (JGG)	Income (JGT)
Risk Exposure
Interest Rate	$(6,474,058)	$–

	Global	Multi-Currency
	Government	Short-Term
	Enhanced	Government
Change in Net Unrealized Appreciation (Depreciation) of Options Written	Income (JGG)	Income (JGT)
Risk Exposure
Foreign Currency Exchange Rate	$(119,552)	$13,663

	Global	Multi-Currency
	Government	Short-Term
	Enhanced	Government
Change in Net Unrealized Appreciation (Depreciation) of Swaptions Written	Income (JGG)	Income (JGT)
Risk Exposure
Interest Rate	$(121,063)	$–

4.	Fund Shares
Transactions in Fund shares were as follows:

	Global Government		Multi-Currency Short-Term
	Enhanced Income (JGG)		Government Income (JGT)
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	12/31/09	12/31/08	12/31/09	12/31/08
Shares issued to shareholders due to reinvestment of distributions	17,842	–	–	–
Shares repurchased	–	(25,900)	(440,000)	(271,500)

Weighted average:
Price per share repurchased	–	$14.54	$12.07	$11.96
Discount per share repurchased	–	17.24%	23.01%	25.50%

5.	Investment Transactions
Purchases and sales (including maturities but excluding short-term investments, call and put option and swaption transactions and derivative transactions) for the fiscal year ended December 31, 2009, were as follows:

	Global	Multi-Currency
	Government	Short-Term
	Enhanced	Government
	Income	Income
	(JGG)	(JGT)
Purchases:
Investment securities	$157,016,157	$375,083,135
U.S. Government and agency obligations	14,150,321	–

Sales and maturities:
Investment securities	103,297,251	316,859,481
U.S. Government and agency obligations	17,824,089	9,642,468

Transactions in options written during the fiscal year ended December 31, 2009, were as follows:

	Global Government		Multi-Currency Short-Term
	Enhanced Income (JGG)		Government Income (JGT)
	Number of	Premiums	Number of	Premiums
	Contracts*	Received*	Contracts	Received
Outstanding, beginning of year	2	$348,149	1	$1,951,587
Options written	84	67,426	3	1,685,775
Options terminated in closing purchase transactions	–	–	(2)	(1,522,675)
Options expired	(86)	(415,575)	(2)	(2,114,687)

Outstanding, end of year	–	$–	–	$–

Nuveen Investments	31

Notes to FINANCIAL STATEMENTS (continued)

*	Includes both calls and puts.

Transactions in swaptions written for Global Government Enhanced Income (JGG) during the fiscal year ended December 31, 2009, were as follows:

	Global Government
	Enhanced Income (JGG)
	Number of	Premiums
	Contracts *	Received *
Outstanding, beginning of year	2	$755,700
Swaptions written	20	2,243,035
Swaptions terminated in closing purchase transactions	(11)	(1,610,170)
Swaptions expired	(9)	(1,346,165)

Outstanding, end of year	2	$42,400

*	Includes both calls and puts.

6.	Income Tax Information
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the amortization of premium, recognition of unrealized gain or loss for tax (mark-to-market) for certain foreign currency contracts, and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At December 31, 2009, the cost of investments (excluding options and swaptions written) was as follows:

	Global	Multi-Currency
	Government	Short-Term
	Enhanced	Government
	Income	Income
	(JGG)	(JGT)
Cost of investments	$156,754,625	$737,474,946

Gross unrealized appreciation and gross unrealized depreciation of investments (excluding options and swaptions written) at December 31, 2009, were as follows:

	Global	Multi-Currency
	Government	Short-Term
	Enhanced	Government
	Income	Income
	(JGG)	(JGT)
Gross unrealized:
Appreciation	$1,720,033	$22,133,818
Depreciation	(1,370,215)	(6,476,190)

Net unrealized appreciation (depreciation) of investments	$349,818	$15,657,628

The tax components of undistributed net ordinary income and net long-term capital gains at December 31, 2009, the Funds’ tax year end, were as follows:

	Global	Multi-Currency
	Government	Short-Term
	Enhanced	Government
	Income	Income
	(JGG)	(JGT)
Undistributed net ordinary income *	$–	$–
Undistributed net long-term capital gains	–	–

*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

32	Nuveen Investments

The tax character of distributions paid during the Funds’ tax years ended December 31, 2009 and December 31, 2008, was designated for purposes of the dividends paid deduction as follows:

	Global	Multi-Currency
	Government	Short-Term
	Enhanced	Government
	Income	Income
2009	(JGG)	(JGT)
Distributions from net ordinary income *	$8,478,011	$40,647,162
Distributions from net long-term capital gains **	118,327	20,941,879
Tax return of capital	5,925,968	4,432,961

	Global	Multi-Currency
	Government	Short-Term
	Enhanced	Government
	Income	Income
2008	(JGG)	(JGT)
Distributions from net ordinary income *	$7,621,795	$52,281,556
Distributions from net long-term capital gains	–	1,027,862
Tax return of capital	7,203,774	23,529,647

*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
**	The Fund hereby designates this amount paid during the fiscal year ended December 31, 2009, as long-term capital gain dividends pursuant to Internal Revenue Code Section 852(b)(3).

The Funds have elected to defer net realized losses from investments incurred from November 1, 2009 through December 31, 2009, the Funds’ tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year:

	Global	Multi-Currency
	Government	Short-Term
	Enhanced	Government
	Income	Income
	(JGG)	(JGT)
Post-October capital losses	$180,783	$4,738,096
Post-October currency losses	497,836	–

7.	Management Fees and Other Transactions with Affiliates
Each Fund’s management fee is separated into two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets *	Fund-Level Fee Rate
For the first $500 million	.7000%
For the next $500 million	.6750
For the next $500 million	.6500
For the next $500 million	.6250
For Managed Assets over $2 billion	.6000

Nuveen Investments	33

Notes to FINANCIAL STATEMENTS (continued)

The annual complex-level fee for each fund, payable monthly, which is additive to the fund-level fee, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level *	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily managed assets of all Nuveen funds, with such daily managed assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. For the complex-level and fund-level fees, daily managed assets include assets managed by the Adviser that are attributable to each fund’s use of financial leverage. For those purposes, financial leverage includes the funds use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed assets in certain circumstances. As of December 31, 2009, the complex-level fee rate was .1887%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

8.	New Accounting Pronouncements

On January 21, 2010, FASB issued changes to the authoritative guidance under GAAP for fair value measurements. The objective of which is to provide guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for both Level 2 and Level 3 positions, ii) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e., transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements in the Level 3 rollforward must be shown on a gross basis rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time the Fund is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

34	Nuveen Investments

Financial Highlights

Nuveen Investments	35

Financial Highlights
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
			Net
	Beginning	Net	Realized/		Net						Ending	Ending
	Net Asset	Investment	Unrealized		Investment	Capital	Tax Return		Offering		Net Asset	Market
	Value	Income(a)	Gain (Loss)(b)	Total	Income	Gains	of Capital	Total	Costs		Value	Value
Global Government Enhanced Income (JGG)

Year Ended 12/31:
2009	$18.00	$.27	$.05	$0.32	$(.87)	$(.05)	$(.64)	$(1.56)	$—		$16.76	$17.23
2008	18.57	.79	.23	1.02	(.82)	—	(.77)	(1.59)	—		18.00	15.93
2007	19.48	.77	(.06)	.71	(1.21)	(.01)	(.40)	(1.62)	—		18.57	16.36
2006(c)	19.10	.38	.72	1.10	(.68)	—	—	(.68)	(.04)		19.48	20.40

Multi-Currency Short-Term Government Income (JGT)

Year Ended 12/31:
2009	16.51	.49	1.63	2.12	(.93)	(.48)	(.10)	(1.51)	—	**	17.12	$15.41
2008	19.31	1.07	(2.14)	(1.07)	(1.18)	(.02)	(.53)	(1.73)	—	**	16.51	13.90
2007(d)	19.10	.72	1.09	1.81	(.82)	(.75)	—	(1.57)	(.03)		19.31	16.93

36	Nuveen Investments

Total Returns		Ratios/Supplemental Data
Based	Based on		Ratios to Average Net Assets
on	Net	Ending			Net		Portfolio
Market	Asset	Net Assets			Investment		Turnover
Value*	Value*	(000)	Expenses		Income		Rate

18.57%	1.70%	$156,253	1.08%		1.54%		177%
7.38	5.85	167,522	1.05		4.32		54
(12.27)	3.84	173,302	.99		4.04		302
5.55	5.56	180,593	1.07	***	3.79	***	0

22.55%	13.35%	748,957	1.07		2.92		103%
(8.32)	(6.01)	729,813	1.05		5.81		38
(7.75)	9.47	858,833	1.07	***	5.40	***	205

*
• Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

• Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested divided income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

• Multi-Currency Short-Term Government Income (JGT) elected to retain a portion of its realized long-term capital gains for the following tax years ended December 31, (which is the fiscal year-end for the Fund) and pay required federal corporate income taxes on these amounts. As reported on Form 2439, shareholders on record date must include their pro-rata share of these gains on their applicable federal tax returns, and are entitled to take offsetting tax credits, for their pro-rata share of the taxes paid by the Fund. The standardized total returns shown above do not include the economic benefit to shareholders on record date of these tax credits/refunds. The Fund’s corresponding Total Returns Based on Market Value and Net Asset Value when these benefits are included are as follows:

		Total Returns
	Shareholders	Based on	Based on
	of Record on	Market Value	Net Asset Value
Multi-Currency Short-Term Government Income (JGT)
Year Ended 12/31:
2009	N/A	22.55%	13.35%
2008	N/A	(8.32)	(6.01)
2007(d)	December 31	(6.97)	10.29

**	Rounds to less than $.01 per share.
***	Annualized.
(a) Per share Net Investment Income is calculated using the average daily shares method.

(b)	Net of federal corporate income taxes on long-term capital gains retained by Multi-Currency Short-Term Government Income (JGT) per share as follows:

Long-Term
Capital Gains
Retained
Multi-Currency Short-Term Government Income (JGT)
Year Ended 12/31:
2009	N/A
2008	N/A
2007(d)	$0.15

(c)	For the period June 27, 2006 (commencement of operations) through December 31, 2006.
(d)	For the period April 25, 2007 (commencement of operations) through December 31, 2007.
N/A	The Fund had no retained capital gains for the tax years ended December 31, 2009 and December 31, 2008.

See accompanying notes to financial statements.

Nuveen Investments	37

Board Members & Officers

The management of the Fund, including general supervision of the duties performed for the Fund by the Adviser, is the responsibility of the Board Members of the Fund. The number of board members of the Fund is currently set at nine. None of the board members who are not “interested” persons of the Fund (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Funds	Elected or	Including other Directorships	in Fund Complex
		Appointed	During Past 5 Years	Overseen by
		and Term(1)		Board Member

INDEPENDENT BOARD MEMBERS:

■ ROBERT P. BREMNER
8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Board Member	1997 Class III	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.	199

■ JACK B. EVANS
10/22/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	199

■ WILLIAM C. HUNTER
3/6/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director, SS&C Technologies, Inc. (May 2005-October 2005); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	199

38	Nuveen Investments

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Funds	Elected or	Including other Directorships	in Fund Complex
		Appointed	During Past 5 Years	Overseen by
		and Term(1)		Board Member

INDEPENDENT BOARD MEMBERS (continued):

■ DAVID J. KUNDERT
10/28/42 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Investment Committee, Greater Milwaukee Foundation.	199

■ WILLIAM J. SCHNEIDER
9/24/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class III	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Dayton Philharmonic Orchestra Association formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank; formerly, Director, Dayton Development Coalition.	199

■ JUDITH M. STOCKDALE
12/29/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	199

■ CAROLE E. STONE
6/28/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	199

■ TERENCE J. TOTH
9/29/59 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Musso Capital Management (since 2008); CEO and President, Northern Trust Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2004-2007); prior thereto, various positions with Northern Trust Company (since 1994); Member: Goodman Theatre Board (since 2004); Chicago Fellowship Boards (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly Member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	199

Nuveen Investments	39

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Funds	Elected or	Including other Directorships	in Fund Complex
		Appointed	During Past 5 Years	Overseen by
		and Term(1)		Board Member

INTERESTED BOARD MEMBER:

■ JOHN P. AMBOIAN(2)
6/14/61 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Chief Executive Officer (since July 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management, Nuveen Investments Advisors, Inc.	199

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Funds	Elected or	During Past 5 Years	in Fund Complex
		Appointed(3)		Overseen by
				Officer

OFFICERS of the FUNDS:

■ GIFFORD R. ZIMMERMAN
9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC; Managing Director, Associate General Counsel and Assistant Secretary, of Nuveen Asset Management (since 2002); and of Symphony Asset Management LLC, (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors, LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Chartered Financial Analyst.	199

■ WILLIAM ADAMS IV
6/9/55 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Executive Vice President of Nuveen Investments, Inc.; Executive Vice President, U.S. Structured Products of Nuveen Investments, LLC, (since 1999), prior thereto, Managing Director of Structured Investments.	123

■ MARK J.P. ANSON
6/10/59 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	President and Executive Director of Nuveen Investments, Inc. (since 2007); President of Nuveen Investments Institutional Services Group LLC (since 2007); previously, Chief Executive Officer of the British Telecom Pension Scheme (2006-2007) and Chief Investment Officer of Calpers (1999-2006); PhD, Chartered Financial Analyst Chartered Alternative Investment Analyst, Certified Public Accountant, Certified Management Accountant and Certified Internal Auditor.	199

■ CEDRIC H. ANTOSIEWICZ
1/11/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director, (since 2004) previously, Vice President (1993-2004) of Nuveen Investments, LLC.	123

40	Nuveen Investments

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Funds	Elected or	During Past 5 Years	in Fund Complex
		Appointed(3)		Overseen by
				Officer

OFFICERS of the FUNDS (continued):

■ NIZIDA ARRIAGA
6/1/68 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Vice President (since 2007) of Nuveen Investments, LLC; previously, Portfolio Manager, Allstate Investments, LLC (1996-2006); Chartered Financial Analyst.	199

■ MICHAEL T. ATKINSON
2/3/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2000	Vice President (since 2002) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005).	199

■ MARGO L. COOK
4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since Oct 2008) of Nuveen Investments, Inc.; previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	199

■ LORNA C. FERGUSON
10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004) of Nuveen Investments, LLC and Managing Director (since 2005) of Nuveen Asset Management.	199

■ STEPHEN D. FOY
5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management; Certified Public Accountant.	199

■ SCOTT S. GRACE
8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since September 2009) of Nuveen Investments, LLC, formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc,; formerly. Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	199

■ WILLIAM T. HUFFMAN
5/7/69 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Chief Operating Officer, Municipal Fixed Income (since 2008) of Nuveen Asset Management; previously, Chairman, President and Chief Executive Officer (2002-2007) of Northern Trust Global Advisors, Inc. and Chief Executive Officer (2007) of Northern Trust Global Investments Limited; Certified Public Accountant.	134

■ WALTER M. KELLY
2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006-2008) formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Vice President (since 2006) and Assistant Secretary (since 2008) of Nuveen Asset Management.	199

Nuveen Investments	41

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Funds	Elected or	During Past 5 Years	in Fund Complex
		Appointed(3)		Overseen by
				Officer

OFFICERS of the FUNDS (continued):

■ DAVID J. LAMB
3/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2000	Senior Vice President (since 2009), formerly, Vice President (2000-2009) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management; Certified Public Accountant.	199

■ TINA M. LAZAR
8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2009), formerly, Vice President of Nuveen Investments, LLC (1999-2009); Vice President of Nuveen Asset Management (since 2005).	199

■ LARRY W. MARTIN
7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management LLC (since 2006) and of Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007).	199

■ KEVIN J. MCCARTHY
3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Managing Director (since 2008), formerly, Vice President, and Assistant Secretary, Nuveen Asset Management, and Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary, Nuveen Investment Advisers Inc., Nuveen Investment Institutional Services Group LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	199

■ JOHN V. MILLER
4/10/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Chief Investment Officer and Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Asset Management and Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Investments, LLC; Chartered Financial Analyst.	134

■ GREGORY MINO
1/4/71 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Vice President of Nuveen Investments, LLC (since 2008); previously, Director (2004-2007) and Executive Director (2007-2008) of UBS Global Asset Management; previously, Vice President (2000-2003) and Director (2003-2004) of Merrill Lynch Investment Managers; Chartered Financial Analyst.	199

42	Nuveen Investments

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Funds	Elected or	During Past 5 Years	in Fund Complex
		Appointed(3)		Overseen by
				Officer

OFFICERS of the FUNDS (continued):

■ CHRISTOPHER M. ROHRBACHER
8/1/71 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Associate, Skadden, Arps, Slate Meagher & Flom LLP (2002-2008).	199

■ JAMES F. RUANE
7/3/62 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Vice President, Nuveen Investments, LLC (since 2007); prior thereto, Partner, Deloitte & Touche USA LLP (2005-2007), formerly, senior tax manager (2002-2005); Certified Public Accountant.	199

■ MARK L. WINGET
12/21/68 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Counsel, Vedder Price P.C. (1997-2007).	199

(1)	Board Members serve three year terms. The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the Board Member was first elected or appointed to any fund in the Nuveen Complex.

(2)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(3)	Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments	43

Annual Investment Management
Agreement Approval Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser (including sub-advisers) will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 27-29, 2009 (the “May Meeting”), the Boards of Trustees (each, a “Board” and each Trustee, a “Board Member”) of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory agreements (each, an “Advisory Agreement”) between each Fund and Nuveen Asset Management (“NAM”) for an additional one-year period. In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2009 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the Advisory Agreements, the Independent Board Members reviewed a broad range of information relating to the Funds and NAM including absolute performance, fee and expense information for the Funds as well as comparative performance, fee and expense information for a comparable peer group of funds, the performance information of recognized and/or customized benchmarks (as applicable) of the Funds, the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries other than Winslow Capital Management, Inc. (“Winslow Capital”), which was recently acquired in December 2008), and other information regarding the organization, personnel, and services provided by NAM. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of NAM, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.	Nature, Extent and Quality of Services
In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of NAM’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, NAM’s organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In reviewing the services provided and the initiatives undertaken during the past year, the Independent Board Members recognized the severe market turmoil experienced in the capital markets during recent periods,

44	Nuveen Investments

including sustained periods of high volatility, credit disruption and government intervention. The Independent Board Members considered NAM’s efforts, expertise and other actions taken to address matters as they arose that impacted the Funds. The Independent Board Members recognized the role of the Investment Services group which, among other things, monitors the various positions throughout the Nuveen fund complex to identify and address any systematic risks. In addition, the Capital Markets Committee of NAM provides a multi-departmental venue for developing new policies to mitigate any risks. The Independent Board Members further recognized NAM’s continuous review of the Nuveen funds’ investment strategies and mandates in seeking to continue to refine and improve the investment process for the funds, particularly in light of market conditions. With respect to closed-end funds that issued auction rate preferred shares (“ARPs”) or that otherwise utilize leverage, the Independent Board Members noted, in particular, NAM’s efforts in refinancing the preferred shares of such funds frozen by the collapse of the auction rate market and managing leverage during a period of rapid market declines, particularly for the non-equity funds. Such efforts included negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs, liquidating portfolio securities during difficult times to meet leverage ratios, and seeking alternative forms of debt and other leverage that may over time reduce financing costs associated with ARPs and enable the funds that have issued ARPs to restore liquidity to ARPs holders. The Independent Board Members also noted Nuveen’s continued commitment and efforts to keep investors and financial advisers informed as to its progress with the ARPs through, among other things, conference calls, emails, press releases, information posted on its website, and telephone calls and in-person meetings with financial advisers. In addition to the foregoing, the Independent Board Members also noted the additional services that NAM or its affiliates provide to closed-end funds, including, in particular, Nuveen’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to provide timely information and education to financial advisers and investors; providing advertising and marketing for the closed-end funds; maintaining websites; and providing educational seminars.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of NAM’s investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Funds, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate NAM’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members considered NAM’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures. As part of their oversight, the Independent Board Members also met with the Nuveen Asset Management-Taxable Fixed Income Group in February 2008.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Funds under the respective Advisory Agreement were satisfactory.

B.	The Investment Performance of the Funds and NAM
The Board considered the investment performance of each Fund, including the Fund’s historic performance as well as its performance compared to funds with similar investment objectives (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data as well as recognized and/or customized benchmarks. The Independent Board Members reviewed performance information including, among other things, total return information compared with the Fund’s Performance Peer Group and recognized and/or customized benchmarks for the quarter- and one-year periods ending December 31, 2008 and for the same periods ending March 31, 2009. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

Nuveen Investments	45

Annual Investment Management
Agreement Approval Process (continued)

In comparing a fund’s performance with that of its Performance Peer Group, the Independent Board Members took into account that the closest Performance Peer Group in certain instances may not adequately reflect the respective fund’s investment objectives and strategies thereby hindering a meaningful comparison of the fund’s performance with that of the Performance Peer Group. The Independent Board Members further considered the performance of the Funds in the context of the volatile market conditions during the past year, and their impact on various asset classes and the portfolio management of the Funds.

Based on their review and factoring in the severity of market turmoil in 2008, the Independent Board Members determined that each Fund’s investment performance over time had been satisfactory.

C.	Fees, Expenses and Profitability
1. Fees and Expenses
The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as compared to the fee and expenses of a comparable universe of unaffiliated funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”).

The Independent Board Members further reviewed data regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the asset level of a fund relative to peers, the size and particular composition of the Peer Universe or Peer Group, the investment objectives of the peers, expense anomalies, changes in the funds comprising the Peer Universe or Peer Group from year to year, levels of reimbursement and the timing of information used may impact the comparative data, thereby limiting the ability to make a meaningful comparison. The Independent Board Members also considered, among other things, the differences in the use and type of leverage compared to the peers. In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999).

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients
The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such clients include separately managed accounts (both retail and institutional accounts) and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Nuveen
In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers other than Winslow Capital) and its financial condition. The Independent Board Members reviewed the revenues

46	Nuveen Investments

and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2008. In addition, the Independent Board Members reviewed information regarding the financial results of Nuveen for 2008 based on its Form 8-K filed on March 31, 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to NAM by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits NAM may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. In this regard, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds’ investment portfolio. While economies of scale result when costs can be spread over a larger asset base, the Independent Board Members also recognized that the asset levels generally declined in 2008 due to, among other things, the market downturn. Accordingly, for funds with a reduction in assets under management, advisory fee levels may have increased as breakpoints in the fee schedule were no longer surpassed.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex generally are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Generally, the complex-wide pricing reduces

Nuveen Investments	47

Annual Investment Management
Agreement Approval Process (continued)

Nuveen’s revenue because total complex fund assets have consistently grown in prior years. As noted, however, total fund assets declined in 2008 resulting in a smaller downward adjustment of revenues due to complex-wide pricing compared to the prior year.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement (as applicable) were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E.	Indirect Benefits
In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits NAM or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered revenues received by affiliates of NAM for serving as agent at Nuveen’s trading desk.

In addition to the above, the Independent Board Members considered whether NAM received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to NAM in managing the assets of the Funds and other clients. The Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions.

Based on their review, the Independent Board Members concluded that any indirect benefits received by NAM as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F.	Other Considerations
The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Advisory Agreements are fair and reasonable, that NAM’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

48	Nuveen Investments

Reinvest Automatically
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan
Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient
To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Nuveen Investments	49

Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your financial advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

50	Nuveen Investments

Glossary of Terms
Used in this Report

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Current Distribution Rate: Current distribution rate is based on the Fund’s current annualized quarterly distribution divided by the Fund’s current market price. The Fund’s quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a tax return of capital.

■	Net Asset Value (NAV): A Fund’s NAV per share is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

Nuveen Investments	51

Notes

52	Nuveen Investments

Notes

Nuveen Investments	53

Notes

54	Nuveen Investments

Other Useful Information

Board of Trustees
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

Fund Manager
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2009, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer has submitted to the New York Stock Exchange (“NYSE”) the annual CEO certification as required by Section 303A. 12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Distribution Information

Global Government Enhanced Income (JGG) and Multi-Currency Short-Term Government Income (JGT) hereby designate 9.07% and 4.39% (or the maximum amount eligible) of ordinary income distributions as interest-Related Dividends as defined in Internal Revenue Code Section 871(k) for the taxable year ended December 31, 2009.

Common Share Information

Each Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased shares of their common stock as shown in the accompanying table.

Common Shares
Fund	Repurchased

JGG	–
JGT	440,000

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments	55

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $141 billion of assets on September 30, 2009.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

•	Share prices

•	Fund details

•	Daily financial news

•	Investor education

•	Interactive planning tools

Distributed by Nuveen Investments, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

EAN-G-1209D

ITEM 2. CODE OF ETHICS.
As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Info/Shareholder/. (To view the code, click on Fund Governance and then click on Code of Conduct.)
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Jack B. Evans, who is “independent” for purposes of Item 3 of Form N-CSR.
Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Nuveen Multi-Currency Short-Term Government Income Fund
The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with PricewaterhouseCoopers LLP the Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.
The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).
SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund[1]	Billed to Fund[2]	Billed to Fund[3]	Billed to Fund

December 31, 2009	$50,816	$0	$2,500	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

December 31, 2008	$54,365	$0	$2,500	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

[1]	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]	“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
SERVICES THAT THE FUND’S AUDITOR BILLED TO THE
ADVISER AND AFFILIATED FUND SERVICE PROVIDERS
The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Asset Management (“NAM” or the “Adviser”), and any entity controlling, controlled by or under common control with NAM that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.
The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers

December 31, 2009	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2008	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES
The following table shows the amount of fees that PricewaterhouseCoopers LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that PricewaterhouseCoopers LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from PricewaterhouseCoopers LLP about any non-audit services that PricewaterhouseCoopers LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PricewaterhouseCoopers LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total

December 31, 2009	$2,500	$0	$0	$2,500
December 31, 2008	$2,500	$0	$0	$2,500
“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.
Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Jack B. Evans, David J. Kundert, William J. Schneider and Terence J. Toth.
ITEM 6. SCHEDULE OF INVESTMENTS.
(a)	See Portfolio of Investments in Item 1.

(b)	Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
The registrant invests its assets primarily in fixed income securities and cash management securities. In the rare event that a fixed income issuer were to issue a proxy or that the registrant were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the registrant’s Board of Trustees or its representative. A member of NAM’s legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the registrant’s Board of Trustees and made available to shareholders as required by applicable rules.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Nuveen Asset Management (NAM) is the registrant’s investment adviser. (NAM is also referred to as the “Adviser”.) NAM, as Adviser, provides discretionary investment advisory services. NAM is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The following section provides information on the portfolio managers at the Adviser:
Item 8 (a)(1). PORTFOLIO MANAGER BIOGRAPHIES
Andrew J. Stenwall, Chief Investment Officer of NAM’s Taxable Fixed Income Team, is responsible for developing and administering the portfolio strategy of the team. Mr. Stenwall has been a Managing Director of NAM since August 2004. Prior to joining NAM, Mr. Stenwall served as the Fixed Income Chief Investment Officer for Banc of America Capital Management (“BACAP”) from 2002 through 2004, prior to which he was a Managing Director in charge of BACAP’s taxable fixed income management and the leader of its structured products team. Mr. Stenwall joined BACAP in June of 1997.
Steven Lee, FX Trading & Portfolio Manager, is responsible for FX and Derivative trading and is a member of the fund management team under Saied Simozar. He was born in South Korea and moved to the United States when he was thirteen. He has been active in Global Macro strategies and FX trading since 1995. Most recently, he was a Senior Vice President and FX Trader with HSBC Bank USA. He began his career with Deutsche Bank on their Forward Currency desk and also worked as a portfolio manager at Vega Asset Management and Tribeca Global Investments in New York. He obtained his Bachelor of Arts, Economics and Mathematics from Yale University and his MBA in Finance from New York University, Stern School of Business.
Wassim Abourjeili, Senior Portfolio Manager—Structured Products, is responsible for managing the asset backed and mortgage backed sectors. Prior to joining NAM in 2004 he held a similar position with Banc of America Capital Management. Previously he was a senior management consultant in the Strategy Group of Deloitte Consulting, focusing on the financial services sector. Following graduate school, Mr. Abourjeili joined General Electric Capital where he financed leverage buyouts, re-capitalizations, acquisitions and growth transactions. He has worked in the Financial Services industry since 1991. Mr. Abourjeili earned an M.B.A. with dual concentration in Finance and Accounting from the University of Pennsylvania — The Wharton School, and a B.S. in Finance with honors from San Diego State University.
Emmanuel Labrinos, CFA, Senior Portfolio Manager and Trader, is a member of the Credit Strategies team, is a senior portfolio manager and is responsible for trading all credit products. He works with credit analysts in structuring credit portfolios which include investment grade and high yield corporate bonds, as well as credit derivatives. Prior to joining NAM in 2005, Mr. Labrinos served in a similar role at Banc of America Capital Management where he was a senior portfolio manager and head credit trader. During his tenure at BACAP from 1997 to 2004, he also managed a commercial mortgage backed portfolio, and was in charge of managing all intermediate and core separate accounts. Previously he was employed at U.S. Trust where he served as portfolio manager, managing taxable high net-worth and institutional portfolios. Mr. Labrinos earned his MBA with a concentration in Finance from the University of San Diego and Bachelor’s degree in Electrical Engineering from the University of Cincinnati.
Item 8 (a)(2). OTHER ACCOUNTS MANAGED
In addition to their responsibilities for the management of the Fund, the team listed above is primarily responsible for the day-to-day portfolio management of the following accounts:

		Number of
Portfolio Manager	Type of Account Managed	Accounts	Assets*
Andrew J. Stenwall	Registered Investment Company	6	$537.4 million
	Other Pooled Investment Vehicles	0	0
	Other Accounts	1,409	$666.4 million

Steven Lee	Registered Investment Company	5	$385.1 million
	Other Pooled Investment Vehicles	0	0
	Other Accounts	1,391	$484.2 million

Wassim Abourjeili	Registered Investment Company	5	$385.1 million
	Other Pooled Investment Vehicles	0	0
	Other Accounts	1,397	$663.5 million

Immanuel Labrinos	Registered Investment Company	6	$549.1 million
	Other Pooled Investment Vehicles	0	0
	Other Accounts	1,393	$663.9 million

*	Assets are as of December 31, 2009. None of the assets are subject to an advisory fee based on performance.
Material Conflicts of Interest. NAM’s Taxable Fixed Income Team’s simultaneous management of the Fund and the other registered investment companies and other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities and orders placed on behalf of the Fund. NAM has adopted several policies that address such potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio trades under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time, and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.
Item 8 (a)(3). FUND MANAGER COMPENSATION
Salary and Cash Bonus. In addition to a salary, each member of the investment team is eligible to receive an annual cash bonus. The level of these bonuses are based upon evaluations and determinations made by Mr. Stenwall for all team members reporting to him, and for all team members, including Mr. Stenwall, evaluations and determinations made by the chief executive officer and president of the parent company, Nuveen Investments. These reviews and evaluations take into account a number of factors, including the effectiveness of the team’s investment strategies, the performance of the accounts for which the team serves as portfolio management relative to any benchmarks established for the accounts, the team’s effectiveness in communicating investment performance to shareholders and their representatives and the team’s contribution to the investment adviser’s investment process and execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments in achieving its business objectives.
Long-Term Incentive Compensation. In connection with the acquisition of Nuveen Investments, Inc., by a group of investors lead by Madison Dearborn Partners, LLC in November 2007, certain employees, including portfolio managers, received profit interests in Nuveen’s parent. These profit interests entitle the holders to participate in the appreciation in the value of Nuveen beyond the issue date and vest over five to seven years, or earlier in the case of a liquidity event. In addition, in July 2009, Nuveen Investments created and funded a trust, as part of a newly established incentive program, which purchased shares of certain Nuveen Mutual Funds and awarded such shares, subject to vesting, to certain employees, including portfolio managers.

Item 8	(a)(4). OWNERSHIP OF JGT SECURITIES AS OF DECEMBER 31, 2009.

Name of Portfolio Manager	None	$1 – $10,000	$10,001 – $50,000	$50,001 –$100,000	$100,001 – $500,000	$500,001 – $1,000,000	Over $1,000,000
Stenwall	X
Lee	X
Abourjeili	X
Labrinos	X
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

		(b)	(c)	(d)*
	(a)	Average	Total Number of Shares	Maximum Number (or
	Total Number of	Price	(or Units) Purchased as	Approximate Dollar Value) of
	Shares (or	Paid Per	Part of Publicly	Shares (or units) that may yet
	Units)	Share (or	Announced Plans or	be Purchased Under the Plans or
Period*	Purchased	Unit)	Programs	Programs

January 1-31, 2009	12,400	$13.00	12,400	4,161,100
February 1-28, 2009	177,200	$12.27	177,200	3,983,900
March 1-31, 2009	213,300	$11.33	213,300	3,770,600
April 1-30, 2009	0		0	3,770,600
May 1-31, 2009	5,600	$14.16	5,600	3,765,000
June 1-30, 2009	11,500	$14.67	11,500	3,753,500
July 1-31, 2009	0		0	3,753,500
August 1-31, 2009	0		0	3,753,500
September 1-30, 2009	0		0	3,753,500
October 1-31, 2009	20,000	$15.55	20,000	4,360,000
November 1-30, 2009	0		0	4,360,000
December 1-31, 2009	0		0	4,360,000
Total	440,000

*	The registrant’s repurchase program, which authorized the repurchase of 4,445,000 shares, was announced August 7, 2008. On October 3, 2009, the program was reauthorized for a maximum repurchase amount of 4,380,000 shares. Any repurchases made by the registrant pursuant to the program were made through open-market transactions.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.
(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Info/Shareholder/ and there were no amendments during the period covered by this report. (To view the code, click on Fund Governance and then Code of Conduct.)
(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.
(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.
(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Nuveen Multi-Currency Short-Term Government Income Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary
Date: March 10, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer (principal executive officer)
Date: March 10, 2010

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller (principal financial officer)
Date: March 10, 2010